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                                                                  Exhibit 10.8.3

      THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR PURSUANT TO RULE 144 UNDER SUCH ACT.

      THESE SECURITIES MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

Date of Issuance                                                      Void after
August __, 2006                                                  August __, 2013

                               BIOVEX GROUP, INC.
                   WARRANT TO PURCHASE SHARES OF CAPITAL STOCK

            For the mutual promises and other consideration contemplated by the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated as of August __, 2006, the receipt and sufficiency of which are hereby acknowledged, this Warrant is issued to _____________________________________ or its assigns
(the "Holder") by BioVex Group, Inc., a Delaware corporation (the "Company"). Capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement.

            1. PURCHASE OF SHARES.

                  (a) Number of Shares Issuable. Subject to the terms and conditions set forth herein and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company up to the number of fully paid and nonassessable Warrant Shares as described in the Purchase Agreement (as adjusted pursuant to Section 6 hereof).

                  (b) Exercise Price. The purchase price for the Warrant Shares issuable pursuant to this Section 1 shall be equal to the Exercise Price defined in Section 1 of the Purchase Agreement. The Warrant Shares and the purchase price of such Warrant Shares shall be subject to adjustment pursuant to Section 6 hereof. Such purchase price, as adjusted from time to time, is herein referred to as the "Exercise Price."

            2. EXERCISE PERIOD. This Warrant shall be exercisable at the earliest to occur of (i) the closing of the Initial Public Offering and (ii) the Maturity Date, and shall expire on August __, 2013 (the "Exercise Period"). With respect to the Initial Public Offering, the Company shall provide notice to the Holder of such Initial Public Offering at least ten (10) days prior to the consummation of such Initial Public Offering.

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            3. METHOD OF EXERCISE.

                  (a) While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                        (i) the surrender of the Warrant, together with a duly executed copy of the Notice of Exercise attached hereto, to the Secretary of the Company at its principal office (or at such other place as the Company shall notify the Holder in writing); and

                        (ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased.

                  (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant is surrendered to the Company as provided in Section 3(a) above. At such time, the person or persons in whose name or names any certificates for the Warrant Shares shall be issuable upon such exercise as provided in Section 3(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  (c) As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within twenty (20) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                        (i) a certificate or certificates for the number of Warrant Shares to which such Holder shall be entitled, and

                        (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal to the number of such Warrant Shares called for on the face of this Warrant minus the number of Warrant Shares purchased by the Holder upon all exercises made in accordance with Section 3(a) above or Section 4 below.

            4. NET EXERCISE. In lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election (a "Net Exercise"). In the event of such a Net Exercise, the Company shall issue to such Holder a number of Warrant Shares computed using the following formula:

                           Y (A - B)
                           ---------
                      X =      A

      Where

            X =    The number of Warrant Shares to be issued to the Holder.

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            Y =   The number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

            A = The fair market value of one (1) Warrant Share (at the date of such calculation).

            B = The Exercise Price (as adjusted to the date of such calculations).

            For purposes of this Section 4, the fair market value of a Warrant Share shall mean the average of the closing price of the Warrant Shares quoted in the over-the-counter market in which the Warrant Shares are traded or the closing price quoted on any exchange or electronic securities market on which the Warrant Shares are listed, whichever is applicable, as published in The Wall Street Journal for the thirty (30) trading days prior to the date of determination of fair market value (or such shorter period of time during which such Warrant Shares were traded over-the-counter or on such exchange). In the event that this Warrant is exercised pursuant to this Section 4 in connection with the Company's Initial Public Offering of its Common Stock, the fair market value per Warrant Share shall be the product of (i) the per share offering price to the public of the Company's Initial Public Offering, and (ii) the number of shares of Common Stock into which each Warrant Share is convertible at the time of such exercise. If the Warrant Shares are not traded on the over-the-counter market, an exchange or an electronic securities market, the fair market value shall be the price per Warrant Share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued Warrant Shares, as such prices shall be determined in good faith by the Company's Board of Directors.

            5. COVENANTS OF THE COMPANY.

                  (a) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters or a stock dividend) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

                  (b) Covenants as to Exercise Shares. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved, free from preemptive rights, a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of capital stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to

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increase its authorized but unissued shares of capital stock to such number of shares as shall be sufficient for such purposes.

                  (c) No Impairment. Except and to the extent waived or consented to by the Holder or as otherwise permitted under the terms hereof, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

            6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

                  (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time after the issuance but prior to the expiration of this Warrant subdivide its Common Stock or Series D Preferred Stock, as the case may be, by split-up or otherwise, or combine such capital stock, or issue additional shares of such capital stock as a dividend with respect to any shares of such capital stock, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                  (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the capital stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 6(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities or property receivable in connection with such reclassification, reorganization or change by a holder of the same number and type of securities as were purchasable as Warrant Shares by the Holder immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per Warrant Share payable hereunder, provided the aggregate Exercise Price shall remain the same.

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                  (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares, or property, purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Warrant Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

            7. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

            8. NO STOCKHOLDER RIGHTS OR LIABILITIES. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including (without limitation) the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and except as otherwise provided in this Warrant or the Purchase Agreement, such Holder (in such capacity) shall not be entitled to any stockholder notice or other communication concerning the business or affairs of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of the Holder as a stockholder of the Company.

            9. TRANSFER OF WARRANT. Subject to compliance with applicable federal and state securities laws and any other contractual restrictions between the Company and the Holder contained in the Purchase Agreement, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. Within a reasonable time after the Company's receipt of an executed Assignment Form in the form attached hereto, the transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the new holders one or more appropriate new warrants.

            10. GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the Commonwealth of Massachusetts as applied to agreements among Massachusetts residents, made and to be performed entirely within the Commonwealth of Massachusetts.

            11. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

            12. TITLES AND SUBTITLES. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

            13. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, (iii) five (5) days after having been sent by registered or

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certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this
Section 13):

            If to the Company:

            BioVex Group, Inc.
            34 Commerce Way
            Woburn, MA  01801
            Attention:  Chief Financial Officer

            If to Holders:

            At the addresses shown on the signature pages hereto.

            14. ASSUMPTION OF WARRANT. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be a Corporate Transaction, then, as a part of such transaction, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from the Corporate Transaction which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such Corporate Transaction if this Warrant had been exercised immediately before such Corporate Transaction, all subject to further adjustment as provided in this Section 14; and, in any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of Warrant Shares the Holder is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any Warrant Shares or other securities or other property thereafter deliverable upon the exercise of this Warrant. For purposes of this Warrant, a "Corporate Transaction" shall mean any transaction defined as a "Deemed Liquidation Event" in the Company's current Restated Certificate of Incorporation on file with the Secretary of State of the State of Delaware (the "Restated Certificate").

            15. AMENDMENTS AND WAIVERS; RESOLUTIONS OF DISPUTE; NOTICE. The amendment or waiver of any term of this Warrant, the resolution of any controversy or claim arising out of or relating to this Warrant and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

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            16. SEVERABILITY. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  [Remainder of Page Left Intentionally Blank.]

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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above written,

                             BIOVEX GROUP, INC.

                             By: ______________________________________________
                                 Philip Astley-Sparke
                                 President and Chief Financial Officer

                             Address: 34 Commerce Way
                                      Woburn, MA  01801

ACKNOWLEDGED AND AGREED:

HOLDER

By: __________________________________

    __________________________________

    __________________________________

                               NOTICE OF EXERCISE

BioVex Group, Inc.
Attention:  Corporate Secretary

            The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant, as follows:

            ____ _____________ Warrant Shares pursuant to the terms of the attached Warrant, and tenders herewith payment in cash of the Exercise Price of such Warrant Shares in full, together with all applicable transfer taxes, if any.

            ____ Net Exercise the attached Warrant with respect to __________ Warrant Shares.

            The undersigned hereby represents and warrants that Representations and Warranties in Section 6 of the Purchase Agreement are true and correct as of the date hereof.

                                        HOLDER:

Date:___________________                By:____________________________________

                                        Address: ______________________________

                                                 ______________________________

                                                 ______________________________

Name in which shares should be registered:

____________________________________________

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                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute this form and supply required information.
                    Do not use this form to purchase shares.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name: _________________________________________________________________________
                                 (Please Print)

Address: ______________________________________________________________________
                                 (Please Print)

Dated: _________________

Holder's
Signature: _________________________________________

Holder's
Address:  __________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant. Officers of corporations and those acting in a fiduciary or other representative capacity should provide proper evidence of authority to assign the foregoing Warrant.